UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2014

Integrated Inpatient Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-191564	65-1011679
(Commission File Number)	(IRS Employer Identification Number)

100 Linton Boulevard, Suite 213-B, Delray Beach, FL 33483 (Address of Principal Executive Offices)

561-276-3737 (Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 26, 2014, Integrated Inpatient Solutions, Inc. (the “Company”), entered into a Share Exchange Agreement (the “Exchange Agreement”) pursuant to which the Company agreed to acquire all of the outstanding capital stock of Integrated Timeshare Solutions, Inc., a Nevada corporation (“ITS”) in exchange for newly issued shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), which were issued to the former stockholders of ITS (the “Exchange”) as described herein. Accordingly, as a result of the Exchange, ITS is now a wholly owned subsidiary of the Company. Upon the execution of the Exchange Agreement, an aggregate of 47,278,938 shares of Common Stock were issued to the former ITS stockholders. If the Company generates a minimum of $7,500,000 in gross revenue from the business of ITS within twelve months of the date of the Exchange Agreement an additional 47,278,938 shares of Common Stock will be issued to the former ITS stockholders and if the Company generates a minimum of $10,000,000 in gross revenue from the business of ITS within eighteen months of the date of the Exchange Agreement a further 47,278,938 shares of Common Stock will be issued to the former ITS stockholders. In sum, if both milestones are met, a total of 141,836,814 shares of Common Stock will be issued to the former ITS stockholders.

Concurrent with the closing of the Exchange (the “Closing Date”), the Company issued a total of 52,245,793 shares to its existing officers as compensation and an additional 4,966,855 shares were issued to an outside service provider in lieu of cash payment for services rendered. Accordingly, the Company currently has a total of 158,503,951 shares of Common Stock issued and outstanding. We have also reserved for issuance 2,500,000 shares of Common Stock which may be issued upon the conversion of shares of our preferred stock (the “Preferred Stock”). The former stockholders of ITS will initially hold 29.37% of our issued and outstanding Common Stock, assuming conversion of all shares of our Preferred Stock.

Also on August 26, 2014, the Company and Osnah Bloom, Dominic Alto, Bradley Scott and Josh M. Bloom entered into a Voting Agreement. Pursuant to the Voting Agreement the four individuals, along with another shareholder of the Company who collectively hold a majority of our outstanding common stock consented to expand the Company’s Board of Directors to five people and elected the following individuals to serve as Directors: Osnah Bloom, Billy A. Bloom, Dominic Alto, Bradley Scott and Josh M. Bloom. Except as detailed below, the Voting Agreement requires, provided that each of the four individuals holds a certain minimum number of shares of our Common Stock (20,000,000 for each of Osnah Bloom, Dominic Alto and Bradley Scott and 4,500,000 shares for Josh M. Bloom), that the four individuals shall vote for an individual designated by each of the others, as well as for an additional individual designated by Osnah Bloom, to serve on the Board of Directors. Osnah Bloom has selected Billy A. Bloom, her ex-husband and a key employee of the Company’s interior design operations, as her additional designee. The Voting Agreement is for a term of three years although in the event that the milestones for issuance of additional shares detailed above are not met, Ms. Bloom’s obligation to vote for the other individuals will terminate although they will continue to be obligated to vote for Ms. Bloom.

The Exchange and the other transactions described above are herein referred to as the “Transactions.”

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Item 2.01. Completion of Acquisition or Disposition of Assets.

Overview. On August 26, 2014, the Exchange described in Item 1.01 was completed.

The shares of Common Stock that were issued to the former security holders of ITS at the closing of the Exchange will represent, in total, approximately 29.37% of the total number of outstanding shares of Common Stock, assuming the conversion of all of our outstanding Preferred Stock. The transaction has been accounted for as an acquisition and the Company does not believe that a change of control has taken place. However, in order to better inform its stockholders regarding its operations, below the Company has provided a description of the new subsidiary’s operations as well as other information.

Changes Resulting From the Exchange. The Company intends to carry on the business of ITS and also continue its current line of business. ITS is based in Florida and is a development-stage real estate consulting company focusing on the timeshare industry.

Integrated Timeshare Solutions, Inc. – The Opportunity

Industry Overview

Beginning as a novel concept in the 1960s, vacation/timeshare ownership has gradually attracted masses of tourists, real estate developers, and investors equally. It is one of the key segments of the hospitality industry, holding vast growth potential, with the major drivers being a growing interest in vacationing and increasing disposable income.

At present, the global vacation ownership industry is recovering from the most recent recession at a fast pace and is poised to observe substantial growth in the years to come. According to a report by the ARDA International Foundation : Financial Performance 2014: A Survey of Timeshare & Vacation Ownership Companies (the “ARDA Report”), in 2013, the industry experienced its highest level of sales in a decade. The market for vacation ownership is personified by intense competition. Global, national and regional players compete on the basis of quality and location of timeshare resorts, flexibility of use, and an ever-growing offering of amenities. Wyndham Worldwide Corporation is the top player in the global vacation ownership market in terms of revenues, number of resorts, and number of owners. The other leaders include Marriott International, Starwood Hotels, Hilton Hotels, and Hyatt Hotels.

Most of the major industry players value their brand's reputation more than the sale, and many have committed to standards of ethics in recent years. The largest vacation resort industry organization, ARDA (American Resort Development Association) includes most of the major timeshare businesses and members subscribe to a set of consumer-friendly ethical standards. However, timeshares have an unfortunate association with hard sales pitches and sneaky sales techniques. While horror stories of unethical and illegal tactics are becoming less common, there are still some salespeople doing whatever it takes to bring home their commission.

Many consumers make the mistake of considering timeshares as investments because they are deeded real estate, but rarely do timeshares appreciate in value like other residential real estate investments. Instead of buying an asset, many owners come to find out that instead they have purchased a liability because of the annual maintenance fee that is owed. According to multiple surveys, a large number of the 7 million timeshare owners in the United States are dissatisfied with their timeshare. The ARDA Report suggests that over 65% of timeshare owners have either thought about or actually attempted to list their property for resale with only 3% of timeshares listed in the last 20 years being sold. Some owners have even been faced with clauses in their timeshare purchase contracts that restrict the ability to sell the property on their own; including requiring the owner to get right of first refusal, pay commissions on the sales price, pay an assignment fee which could be 10% of the purchase price or prepay years of maintenance fees.

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There are several complaints that timeshare owners have about fractional ownership with the single largest complaint being the maintenance fees. As mentioned in the ARDA Report, regardless of use, the owner will owe an annual fee that averages $800 per year and increases by an average of 8% per year. The fee is owed in perpetuity and, because properties are deeded, ownership and the maintenance fees are passed on to heirs of the owner’s estate. Over the life of an owner, the cumulative cost of the maintenance fees can be a multiple of the purchase price and account for a large part of the total cost of ownership. It is also the single largest reason that owners want out. They come to realize that they didn’t purchase and asset, and instead have an unending liability.

Company Overview

Integrated Timeshare Solutions (“ITS”) was incorporated in Nevada on July 2, 2014. The company was established as a real estate consulting firm specializing in timeshare liquidation and mortgage relief. Our business seeks to help the approximately 7 million unhappy timeshare owners by providing resources and advice on how to eliminate the financial liability that comes with timeshare ownership.

We believe the majority of customers are dissatisfied with their timeshare for three main reasons, therefore creating a demand for ITS’ services as a means to eliminate this burden. First, many owners simply do not use their timeshare properties. Second, timeshare owners become financially strained due to perpetually increasing maintenance fees, some of which were not clearly explained. Third, timeshare owners consistently complain they were misled in the initial sales process by timeshare companies portraying the ability to easily sell and/or transfer timeshare ownership as a means to recoup investment.

Through honest and up-front business dealings with clients, insightful and informational seminars, strategic branding, and a proprietary liquidation process, ITS will become a market leader in the timeshare liquidation and mortgage relief service sector.

Through our current business model we offer two primary services:

Timeshare liquidation: Our service is different from other companies in the business segment. We do not list the property for sale, we do not rent the property, and we do not buy properties. Instead, we liquidate the property by removing the owner’s name from the deed. This is done by using a licensed, insured and bonded third party lawyer who transfers the property and ownership from our clients. We offer 100% money back guarantee while also disclosing the total cost of the process, expected time frame for full liquidation, and the rights, responsibilities, and risks to the owner.

Mortgage relief: Much like our liquidation services, our mortgage relief service is different from other companies in the business segment. We do not list the property for sale, we do not rent the property, and we do not buy properties. Instead, we liquidate the property by removing the owner’s name from the deed and eliminating the mortgage debt associated with the property. This is done by using a licensed, insured and bonded third party lawyer who transfers the property and ownership from our clients. We offer 100% money back guarantee while also disclosing the total cost of the process, expected time frame for full liquidation, and the rights, responsibilities, and risks to the owner.

Current Operations

The company’s operations can be broken down into four distinct segments: marketing, informational seminars, back-office support, and title transfers. The business requires low overhead, has high operating profit margins, and geographic flexibility. The main revenue generation operation for the company is the informational seminars hosted throughout the year.

Marketing: Marketing is the single most important aspect of the business. Marketing is done through two channels, in-house marketing and outsourced third-party marketing. Through established business contacts in the industry, ITS purchases personal information on timeshare owners within specified zip codes. Depending on the amount of information desired, the cost per lead is roughly 8 cents. For purposes of marketing our information seminars, ITS purchases between 30,000 and 40,000 leads for the geographic area where the seminar will be held.

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Once the leads are purchased, all leads are contacted via direct mailing campaigns to inform them of our seminars and services offered at those seminars. The cost per mail-out, which includes printing and postage, is between 37 and 45 cents. In addition to the direct mailing campaign, ITS contracts out to a third-party company to make outbound phone calls to all timeshare owners in the area, inviting them to attend the informational seminar. The seminars are completely free to all attendees.

Informational Seminars: ITS will be set-up and operated remotely for all sales and back-office support staff. The sales team will work 42 weekends throughout the year, traveling to various domestic locations to conduct informational seminars in hotel conference spaces. Seminars will be hosted three times per day, 10AM, 1PM, and 3PM, for three days at each location. The seminars revolve around an information presentation that discusses the evolution of the timeshare business over time, common issues most owners experience and how to avoid those common pitfalls. As part of the seminar, we educate satisfied timeshare owners on ways to purchase more units of timeshare ownership at a significantly reduced price using the resale market. We also educate unsatisfied timeshare owners on ways to exit their timeshare obligation using our services.

Back-office support: Support staff will operate during regular business hours – Monday through Friday from 9AM to 5PM EST. A virtual receptionist will be available to field calls Monday through Friday from 8AM to 8PM EST. All employees will be connected virtually by secured information systems, eliminating the need to operate a brick and mortar location. All client data will be housed using cloud services provided by an industry leader in Client Relationship Management software and will be encrypted to protect against data breaches.

Title Transfers: For owners interested in exiting their timeshare property, we will offer services for those that own their timeshare outright and for those that have a mortgage on the property. For either type of client and property, we contract with third-party firms that specialize in the legal transfer of timeshare properties. These companies are established market leaders and are all licensed, bonded and insured. As part of the service, we offer clients an honest and accurate assessment of the costs they will incur to transfer their property. We do this because many owners miss the fine print in their contracts and do not understand that the resort, and not ITS, will charge exorbitant fees to transfer the property. In some extreme cases, the resort may not allow assignment of the property at all. Due to these types of contractual limitations, we are unable to transfer all timeshare properties and offer a 100% refund of our fee to clients when we are unable to transfer their property.

Geographic Coverage

We intend to target the entire continental United States. Seminar locations will be identified by the management team and marketing consultants, based on timeshare owners per capita. As the company grows, more sales teams will be employed, allowing for more locations to be targeted on a given weekend.

Competition

The principal competitive factors in our industry are timeshare liquidation success rates, quality of service, and existing companies which offer online services. Timeshare liquidation success rates depend on effectively marketing to targeted timeshare owners to gain market penetration. Establishing and maintaining leads through full disclosure, honest policies, and 100% money back guarantees will allow ITS to enter the market segment, which has low barriers to entry, and quickly become a market leader. There are numerous companies that operate in the space, but the availability of accurate information is sparse, which makes precise forecasting difficult.

The company has recruited several industry veterans who have built and/or operated businesses in the timeshare marketplace. Their in-depth knowledge of industry contacts, the timeshare liquidation business, and other intellectual capital will allow ITS to capitalize on competitors’ mistakes, mainly their inability to successfully relieve timeshare owners of their financial liabilities.

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TimeshareRelief.com / Right Choice Transfer

ITS’ main competitor is TimeshareRelief.com, and its affiliated businesses, based out of California. They offer an online service, along with a phone service, that assists timeshare owners with transferring the financial liability of their timeshare. One weakness of TimeshareRelief.com’s business is they buy the time share, making them financially responsible. This creates business risk and liquidity risk by making them financially liable for the maintenance fees.

We believe that ITS operates a superior business model because we do not take ownership of the properties. Instead, we are a consulting firm offering a service by which our partners take ownership of the properties. We focus on our core strength, which is marketing liquidation services to unhappy timeshare owners. ITS’ business model is superior because we offer timeshare owners the comfort of meeting with representatives face to face, avoiding opaque dealings over the phone. One barrier that ITS must overcome is the exclusive relationships that TimeshareRelief.com has established with resorts and time share industry professionals. While ITS requires that client’s prepay for their services, TimeshareRelief.com does not require any upfront money and opens an escrow account until the service has been provided.

Redemption & Release LLC

Redemption & Release offers only online services and phone consultations. Much like Timeshare Relief, the company does not offer face-to-face consultations. Also, the only service provided is timeshare redemption, which limits their ability to help all timeshare owners. Much like ITS, the company does not offer resale services but they also do not offer 100% money back guarantees. One challenge that ITS must overcome is the significantly higher price they charge for their service in relation to Redemption & Relief. Redemption & Relief is the low-cost leader in the space and could offer an alternative for owners in dire financial straits. The assistance available to a broad number of owners and the peace of mind that comes with a money back guarantee is what sets ITS apart.

Timeshare Release Now

Timeshare Release Now offers 24/7 customer service, creating a weakness for ITS because we offer call center services only during standard business hours. Timeshare Release Now also offers more services than ITS. Some of the extended services include a money recovery program as well as credit protection and repair services. Timeshare Release Now has a stronger online presence than ITS, with their website generating 1.2 million unique hits throughout 2014. In order to compete for this business, ITS is developing a low-cost digital market campaign that targets tech savvy clientele.

Research and Development Activities

Other than time spent researching its proposed business, ITS did not spend any funds on research and development activities to date. Furthermore, it does not currently plan to spend any funds on research and development activities in the future.

Compliance with Environmental Laws

We are not aware of any environmental laws that have been enacted, nor are we aware of any such laws being contemplated for the future, that impact issues specific to our business.

Employees

ITS currently employs the following employees full time: one (1) CEO, one (1) Vice President/Head of Sales, one (1) Sales Manager, three (3) Sales Consultants, one (1) Administrative Supervisor, one (1) Service consultant, and one (1) Bookkeeper.

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ITS also contracts with industry professionals on an as-needed basis for the following services: General Counsel & Timeshare Law Specialist, SEC Specialist, Certified Public Accountant, Technology Infrastructure Support, Website Design and Maintenance, and Graphic Design.

Description Of Property

ITS does not own any real property or any interest in real property and does not invest in real property or have any policies with respect thereto as a part of its operations or otherwise.

The principal business address of ITS is 100 East Linton Boulevard, Suite 213-B, Delray Beach, FL 33483, which we rent under a lease that expires in May 2015. We pay $450 per month plus tax for the lease of this office space.

Legal Proceedings

Neither we nor the management of ITS is aware of any pending or threatened litigation against ITS that we expect will, individually or in the aggregate, have a material adverse effect on our business, financial condition, liquidity, or operating results. We cannot assure you that we will not be adversely affected in the future by legal proceedings.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the number of shares of the Company’s Common Stock beneficially owned on August 27, 2014, by:

•	each person who is known by the Company to beneficially own 5% or more of the Company’s Common Stock,
•	each of the Company’s directors and executive officers, and
•	all of the Company’s directors and executive officers, as a group.

Name of Beneficial Owner	Number of Shares Owned	Percentage of Shares Owned
		Before the Transactions	After the Transactions

Osnah Bloom	32,078,801	13.71%	20.24%
Hina Sharma	33,500,992	13.71%	21.14%
Dominic Alto	21,296,819	13.44%
Bradley Scott	21,296,819	0.00%	13.44%
Josh M. Bloom	4,685,300	0.00%	2.96%
Billy A. Bloom	2,700,000	4.78%	1.70%
Officers and Directors as a Group (5 People)	82,057,739	27.43%	51.77%

Cautionary Statements

Legislative reform could detrimentally affect ITS’s business and the results of its operations.

A main component to ITS success is based on being able to legally relieve timeshare owners of their financial liability. Our proprietary liquidation process incorporates lawyers who specialize in the field of timeshare liquidation. They operate based on the current law, which if changed could increase legal costs and consequently reduce ITS’ net income.

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If the timeshare industry slows down, it could detrimentally affect ITS’s business and the results of its operations.

ITS’ growth projections assume that the timeshare business remains steady. We understand the timeshare business is in the mature stage of the business cycle, but we also believe there is pent up demand for timeshare liquidations that current companies have failed to satisfy. If the timeshare business were to decline rapidly and/or if the liquidation business were to become saturated, ITS’ margins would be reduced and the results of our financial operations would be negatively impacted.

The lack of operating history of ITS makes evaluating the business and future prospects of ITS more difficult, and therefore, investors have limited information upon which to rely.

ITS is a development stage company which has only recently commenced operations. An investor can only evaluate the business of ITS based on this extremely limited operating history. Following the Exchange, the operations of ITS are expected to change dramatically as ITS evolves from a company with minimal employees and capital to a capitalized company with employees and internal operations. Since the inception of ITS, it has engaged primarily in researching the business opportunity in its industry and in taking the preliminary steps necessary to commence full operations. ITS has not generated any revenue to date. This limited history may not be adequate to enable an investor to fully assess its ability to develop ITS into the revenue generating stage, to respond to competition, or conduct such affairs as are presently contemplated.

Executive officers and directors of ITS and the Company will have substantial control over us after the Transactions, which could delay or prevent a change in our corporate control favored by other stockholders.

The Company’s directors and officers, will beneficially own, in the aggregate, approximately 52% of the Company’s outstanding voting stock following the completion of the Transactions. Accordingly, such persons will have the ability to determine the direction and decisions of the Company following the Offering. Additionally, these figures do not reflect the increased percentages that the officers and directors may have in the event that the milestones set forth in the Exchange Agreement are met. If both revenue milestones for ITS are met, and the business generates gross revenues of at least $7,500,000 within twelve months of the Closing Date and an aggregate of at least $10,000,000 within eighteen months of the Closing Date an additional 94,557,874 shares of our Common Stock will be issued to the former shareholders of ITS, all of whom are now serving as Directors of the Company. In such event, our officers and directors would beneficially own, in the aggregate, approximately 69.79% of the Company’s then outstanding voting stock assuming that our Preferred Stock is not converted, and 69.11% if our currently outstanding Preferred Stock is converted. The interests of the Company’s current officers and directors may differ from the interests of other stockholders. As a result, these current officers and directors would have the ability to exercise control over all corporate actions requiring stockholder approval, irrespective of how the Company’s other stockholders may vote, including the following actions:

•	the election of directors;
•	the amendment of charter documents;
•	issue blank check preferred or convertible stock, notes or instruments of indebtedness, which may have conversion, liquidation and similar features and other financing arrangements; or
•	the approval of certain mergers and other significant corporate transactions, including a sale of substantially all of our assets, or merger with a publicly-traded shell or other company.

Acceptance of ITS’s services in the marketplace is uncertain and failure to achieve market acceptance will prevent or delay ITS’s ability to generate revenues.

The future financial performance of ITS will depend, at least in part, upon the introduction and customer acceptance of ITS’s proposed services. The degree of market acceptance will depend upon a number of factors, including:

•	the establishment and demonstration of the advantages of ITS’s services; and
•	ITS’s ability to market its services.

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Due to ITS’s limited marketing and sales experience, the management of ITS may be unsuccessful in its efforts to sell ITS’s services or develop a direct sales organization.

ITS has yet had to establish marketing or sales capabilities for its proposed services. ITS intends to develop a sales and marketing team comprised of experienced industry personnel. As an organization, ITS has no experience in developing, training or managing a sales force. Accordingly, ITS may incur substantial additional expenses in developing, training and managing such an organization. ITS may be unable to build a sales force on a cost effective basis or at all. Any such direct marketing and sales efforts may prove to be unsuccessful. In addition, ITS will compete with many other companies that currently have extensive marketing and sales operations. ITS’s marketing and sales efforts may be unable to compete against these other companies. And ITS may be unable to establish a sufficient sales and marketing organization on a timely basis, if at all.

Risks Related To Company’s Management And Key Personnel

We will depend upon key individuals who may terminate their employment or other relationship with us or ITS at any time, and ITS will need to hire additional qualified personnel which may be unavailable due to the necessity of unique skills and resources

Our success will depend to a significant degree upon the continued services of key management, including Ms. Osnah Bloom (age 64) and Mr. Bradley Scott (age 31).

We intend to apply for “key person” life insurance policies for Ms. Bloom and Mr. Scott. We intend to apply for “key person” life insurance, in a minimum amount of $1,000,000 for Ms. Bloom and $2,500,000 for Mr. Scott. This insurance, if issued, may not adequately compensate us for the loss of their services. In addition, our success will depend on ITS’s ability to attract and retain other highly skilled personnel. Competition for qualified personnel is intense, and the process of hiring and integrating such qualified personnel is often lengthy. ITS may be unable to recruit such personnel on a timely basis, if at all. We have entered into employment agreements with Ms. Bloom and Mr. Scott for a term of two years for each. However, each of Ms. Bloom and Mr. Scott, will have the ability to terminate their agreement upon thirty days’ advance notice if the termination is for Good Reason (as defined in the agreement) or upon sixty days’ advance notice without Good Reason. ITS’s and our other management and employees may voluntarily terminate their employment at any time. The loss of the services of key personnel, or the inability to attract and retain additional qualified personnel, could result in delays to development or approval, loss of sales and diversion of management resources.

The Common Stock of the Company is considered “a penny stock” and may be difficult to trade.

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market or exercise price of less than $5.00 per share, subject to specific exemptions. The market price of the Common Stock is likely to be less than $5.00 per share and therefore may be designated as a “penny stock” according to SEC rules. This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell the Common Stock and may affect the ability of investors to sell their shares. In addition, since the Common Stock is currently quoted on the OTC Bulletin Board, investors may find it difficult to obtain accurate quotations of the Common Stock and may experience a lack of buyers to purchase such stock or a lack of market makers to support the stock price.

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Cautionary Language Regarding Forward-Looking Statements and Industry Data

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth below and elsewhere in this Report. Important factors that may cause actual results to differ from projections include, but are not limited to, for example:

•	adverse economic conditions;
•	inability to raise sufficient additional capital if needed;
•	intense competition;
•	unexpected costs and operating deficits, and lower than expected sales and revenues;
•	adverse results of any legal proceedings;
•	inability to satisfy customers;
•	the volatility of our operating results and financial condition;
•	inability to attract or retain qualified senior management personnel, including sales and marketing, personnel; and
•	other specific risks that may be alluded to in this Report.

All statements, other than statements of historical facts, included in this Report regarding the Company’s or ITS’s strategy, future operations, financial position, estimated revenue or losses, projected costs, prospects and plans and objectives of management are forward-looking statements. When used in this Report, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All forward-looking statements speak only as of the date of this Report. Neither ITS nor the Company undertakes any obligation to update any forward-looking statements or other information contained herein. Potential investors should not place undue reliance on these forward-looking statements. Although ITS believes that its and the Company’s plans, intentions and expectations reflected in or suggested by the forward-looking statements in this Report are reasonable, no one can assure investors that these plans, intentions or expectations will be achieved. Important factors that could cause actual results to differ materially from expectations expressed herein are described under “Cautionary Statements” and elsewhere in this Report. These cautionary statements qualify all forward-looking statements attributable to information provided in this Report and on behalf of ITS or the Company or persons acting on its or their behalf.

Information regarding market and industry statistics contained in this Report is included based on information available to ITS that it believes is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings, securities disclosures or economic analysis. ITS has not reviewed or included data from all sources, and neither ITS nor the Company can assure investors of the accuracy or completeness of the data included in this Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. Neither the Company nor ITS have any obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See “Cautionary Statements” for a more detailed discussion of uncertainties and risks that may have an impact on future results.

The information set forth in Item 1.01 is incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

On August 26, 2014 the Company issued restricted shares of its common stock as follows:

25,411,801 shares of common stock were issued to Osnah Bloom for services rendered. The Company recorded the issuance of these shares as having a fair value of $228,706 ($0.009 per share).

26,833,992 shares of common stock were issued to Hina Sharma for services rendered. The Company recorded the issuance of these shares as having a fair value of $241,506 ($0.009 per share).

21,296,819 shares of common stock were issued to Dominic Alto in exchange for 450,000 shares of Integrated Timeshare Solutions, Inc. The Company recorded the issuance of these shares as having a fair value of $191,671 ($0.009 per share).

21,296,819 shares of common stock were issued to Bradley Scott in exchange for 450,000 shares of Integrated Timeshare Solutions, Inc. The Company recorded the issuance of these shares as having a fair value of $191,671 ($0.009 per share).

4,685,300 shares of common stock were issued to Josh M. Bloom in exchange for 100,000 shares of Integrated Timeshare Solutions, Inc. The Company recorded the issuance of these shares as having a fair value of $42,168 ($0.009 per share).

4,966,855 shares of common stock were issued to James Dodrill for legal services rendered by The Law Office of James G. Dodrill II, P.A. with an agreed upon value of $10,000. The Company recorded the issuance of these shares as having a fair value of $44,702 ($0.009 per share).

The Company relied on Section 4(2) of the Securities Act for all of these issuances as each recipient is a sophisticated, accredited investor who had access to the current information regarding the Company as well as the ability to ask questions of management of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2014, shareholders holding a majority of the Company’s outstanding Common Stock agreed to expand the Company’s Board of Directors to five people and elected the following individuals to serve as Directors: Osnah Bloom, Billy A. Bloom, Dominic Alto, Bradley Scott and Josh M. Bloom. The directors were chosen pursuant to a Voting Agreement entered into among the Company and Osnah Bloom, Dominic Alto, Bradley Scott and Josh M. Bloom. Except as detailed below, the Voting Agreement requires, provided that each of the four individuals holds a certain minimum number of shares of our Common Stock (20,000,000 for each of Osnah Bloom, Dominic Alto and Bradley Scott and 4,500,000 shares for Josh M. Bloom), that the four individuals shall vote for an individual designated by each of the others, as well as for an additional individual designated by Osnah Bloom, to serve on the Board of Directors. Osnah Bloom has selected Billy A. Bloom, her ex-husband and a key employee of the Company’s interior design operations, as her designee. The Voting Agreement is for a term of three years although in the event that the milestones for issuance of additional shares detailed in Item 1.01 above are not met, Ms. Bloom’s obligation to vote for the other individuals will terminate although they will continue to be obligated to vote for Ms. Bloom.

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The Biography of each our Directors is set forth below:

Osnah “Ozzie” Bloom, C.E.O., C.F.O. and Director

Ms. Bloom, age 62, has been the Chief Executive Officer of the Company since inception in 2001, brought a strong background in health care management in the south Florida area to her leadership role. Ms. Bloom has over 35 years of management experience in the healthcare industry. Her career included owning and managing Automated Instruments, Inc. where she introduced the original surgical stapling instruments to the South Florida market. Automated Instruments went from start-up to the largest distributor for U.S. Surgical in the United States in less than three years. Ms. Bloom was also Vice President of network and product development with United HealthCare, Director of Provider Operations for Prudential Health Care as well as Vice President of Holy Cross Health Partners/Executive Director of Managed Care.

Ms. Bloom brought these experiences and qualifications to Inpatient where she supported, grew, marketed, and integrated the Inpatient Clinical Solutions business plan with hospitals and various entities accessing the inpatient care continuum.

Additionally, in December 2011, Ms. Bloom began providing consulting services on business operations to an interior design services company. During such time she became familiar with providers, clients and the overall interior design business concept as well as the financial implications of the design business. Ms. Bloom had initially gained knowledge regarding the interior design industry and business during the years in which she was married to Mr. William Bloom, who worked in the industry throughout their marriage. These experiences led her to recognize opportunities in this area which the Company is now pursuing.

Billy A. Bloom, Director

Mr. Bloom, age 61, is a long-time resident of South Florida and has served as our Designer since the Company created this division. He has had a hand in the creation and development of several important business concepts as both a Design professional and businessman. From October 2011 until starting with the Company in May 2013 Mr. Bloom served as the Senior Interior Designer/Interior Architectural Designer for Sklar Furnishings. From July 2009 to October 2011 Mr. Bloom served as the VP of Internet Sales and Staging Coordinator for Automtive.com and from April 2006 through June 2009 he served as an independent design consultant, providing such services as interior design, renderings, CAD and 3D drafting and design, installation and supervision. Mr. Bloom’s background includes having conceptualized and implemented the creation of 39 East, Inc., the first and largest independent contemporary wholesale furniture design showrooms in Miami where he was instrumental in cementing the world renowned reputation of the Miami Design District. Mr. Bloom also served as the Vice President, Architecture & Interiors Division for Post Buckley, Shuh & Jernigan; the largest engineering/architectural design firm in Florida. Additionally, Mr. Bloom served as the Vice President of Architecture/Design for Carole Korn Interiors, adding his business and design experience to their large staff which catered to an exclusive clientele. Mr. Bloom served as the Vice President of Remi Developers, a boutique high end residential development and construction firm in Lighthouse Point and he designed and developed the first ultra-high end, completely “Green” and “Environmentally Aware” Modular home in conjunction with the largest modular home manufacturer in the US. He was also a partner with The Amstell Group, Inc. which worked on the conceptualization, land acquisitions, financial/market study capabilities and continued development of several international projects along with arrangements for in-house financing. Mr. Bloom was formerly the husband of Osnah Bloom, our CEO, CFO and Chairman of the Board of Directors. Mr. and Ms. Bloom divorced in 2006.

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Dominic Alto, Director

Mr. Alto, age 32, is an external wholesaler for the boutique investment management firm, FS2 Capital Partners, responsible for the sale of multiple investment products to Registered Investment Advisors in the Southeast US region. Prior to joining FS2 Capital Partners in June 2014, he worked from September 2008 until June 2014 at Nuveen Investments in multiple capacities, most recently as an external wholesaler in Southeast and Central Florida. Dominic began his career at Merrill Lynch where he worked a 401(k) specialist before transitioning to an investment analyst for a Merrill Lynch Wealth Management team in Chicago. Dominic holds a B.S. in Finance and Applied Economics as well as an M.S. in Applied Economics from Florida State University. He lives in Plantation, FL with his finance.

Bradley Scott, Senior VP of Sales ad Director

Brad Scott is the Senior Vice President of Sales for Integrated Timeshare Solutions, Inc., a wholly owned subsidiary of the Company (“ITS”). Mr. Scott leads the development, coordination, and growth of the ITS sales teams. Mr. Scott has worked in the timeshare industry since June 2008. His career began with 2 years of experience in the timeshare sales industry before shifting to timeshare relief. During the last 4 years, Brad has excelled within the area timeshare relief. His success in managing teams, innovating new strategies and training highly effective salespeople afforded him the knowledge needed to create his own timeshare relief companies.

Through his family’s experience in liquidating their own timeshare, Brad developed a passion for assisting others in discharging their timeshare responsibilities. Coupled with his extensive experience and talent in sales strategy, Brad is a natural leader for Integrated Timeshare Solutions’ sales teams.

Josh M. Bloom, Director

Josh Bloom, age 30, is an Associate Attorney at the law firm of Lubell Rosen, where he has worked since August 2010. Born in Miami, Florida; he obtained undergraduate degrees in Economics and Marketing from Florida State University in 2006. Mr. Bloom was then admitted to Hofstra University and received his J.D. in 2010. Mr. Bloom worked with one of the leading innovators in experimental economics with emphasis on directly examining the nature of knowledge on decision making in a complex multi-tiered investment environment. He also managed the international non-profit organization Sangha, aiding impoverished disaster affected children in South East Asia.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired shall be filed by amendment.
(b)	Pro Forma Financial Information

(c) Exhibits

Exhibit No. Exhibits

10.1	Share Exchange Agreement between the Company and Integrated Timeshare Solutions, Inc.
10.2	Employment Agreement with Osnah Bloom.
10.3	Employment Agreement with Bradley Scott.
10.4	Voting Agreement among the Company, Osnah Bloom, Dominic Alto, Bradley Scott and Josh M. Bloom
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED INPATIENT SOLUTIONS, INC.

Dated: August 29, 2014	By:	/s/ Osnah Bloom
Name: Osnah Bloom
Title: CEO

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